UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

Isolagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Eagleview Boulevard, Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	1
Item 9.01 Financial Statements and Exhibits	1
SIGNATURE	2
EX-23.1 Consent of BDO Seidman, LLP	3
EX-23.2 Consent of Pannell Kerr Forster of Texas, P.C.	4
EX-99.1 Selected Financial Data	5
EX-99.2 Management’s Discussion & Analysis and Analysis of Financial Condition and Results of Operations	7
EX-99.3 Consolidated Financial Statements	F-1

This Form 8-K/A amends our Form 8-K filed on June 5, 2007 for the purpose of including the audit opinion of our predecessor auditor, Pannell Kerr Forster of Texas, P.C. (see page F-3) related to the period of inception (December 28, 1995) to December 31, 2003.

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (“the Original Report”), and in the Company’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2007, as part of the Company’s continuing efforts to evaluate the best uses of its resources, in the fourth quarter of 2006 the Company’s Board of Directors approved the proposed closing of the Company’s United Kingdom operation. After a full business analysis, management and the Board determined that the best use of resources was to focus on the Company’s strategic opportunities. On March 31, 2007, the Company completed the closure of its United Kingdom manufacturing facility.

As the result of the completion of the closure of the United Kingdom manufacturing facility, as of March 31, 2007 the Company’s United Kingdom operation was classified as a discontinued operation. In addition, as a result of the closure of the Company’s United Kingdom operation, the operations that the Company previously conducted in Switzerland and Australia, which had been absorbed into the United Kingdom operation, were  also classified as discontinued operations as of March 31, 2007.

The purpose of this Form 8-K filing is to present certain portions of the Original Report as now retrospectively adjusted to reflect the treatment of the United Kingdom, Switzerland and Australian operations as discontinued operations.  Specifically, this Report on Form 8-K presents the following section of the Original Report as adjusted to reflect such discontinued operations treatment:

Item 6. Selected Financial Data.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

Item 8. Financial Statements.

No other portion of the Original Report has been adjusted.  In addition, this filing does not reflect events occurring after the filing of the Original Report with the Securities and Exchange Commission and does not modify or update the disclosures therein in any way other than as required to reflect the discontinued operations presentation previously described. The filing of this Form 8-K shall not be deemed an admission that the Original Report, when made, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading. This filing speaks as of the filing date of our Original Report, and for updated information about the Company readers should refer to the Company’s periodic or current reports filed with Securities and Exchange Commission subsequent to the filing date of the Original Report, including the Company’s Form 10-Q for the period ended March 31, 2007 filed with the Securities and Exchange Commission on May 10, 2007. Unless otherwise indicated, the exhibits previously filed with our Original Report are unchanged and are not re-filed herewith.

On May 15, 2007 the Company filed with the Securities and Exchange Commission a registration statement on Form S-3 related to the possible future offering by the Company of up to $50,000,000 of common stock, preferred stock, debt securities or warrants.  This Form 8-K is incorporated by reference into such Form S-3.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of BDO Seidman, LLP.
23.2	Consent of Pannell Kerr Forster of Texas, P.C.
99.1	Item 6. Selected Financial Data.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Item 7A. Quantitative and Qualitative Disclosures About Market Risk
99.3	Item 15. Consolidated Financial Statements of Isolagen, Inc. as of December 31, 2006 and December 31, 2005 and for each of the three years ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isolagen, Inc.

By:	/s/ Declan Daly
Declan Daly
Executive Vice President and Chief Financial Officer

Date:	August 14, 2007